Exhibit 10.24

AMENDMENT OF LEASE

THIS AGREEMENT dated for reference the 11th day of October, 2012.

BETWEEN:

0727219 B.C. LTD.

(the “Nominee”)

and

PCI CANADA WAY LIMITED PARTNERSHIP

(the “Beneficial Owner” and together with the Nominee, the “Landlord”)

and

D-WAVE SYSTEMS INC.

(“Tenant”)

WHEREAS:

A.

Pursuant to a lease dated the 25th day of July, 2012 between the Nominee, PCI Beta Holdings Corp. (“PCI Beta”) and the Tenant, as assigned by PCI Beta to the Beneficial Owner pursuant to an assignment of lease and notice of assignment to tenant dated the 25th day of July (collectively, the “Lease”), the Landlord leased to the Tenant the Premises, as more particularly described in the Lease; and

B.	The Landlord and the Tenant have agreed to amend the Lease on the terms and conditions set forth herein.

WITNESSES that in consideration of the mutual covenants, conditions and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and the Tenant agree as follows:

1.	Unless the context otherwise requires, terms which are used in this Agreement (including in the recitals) and not otherwise defined herein, have the meanings given to them by the Lease.

2.	The Lease is hereby amended as follows:

(a)	Section 4.2 is amended by deleting the words “Fifty Dollars ($50.00)” and replacing them with “Sixty Dollars ($60.00)”.

3.

This Agreement is expressly made a part of the Lease to the same extent as if incorporated therein, mutatis mutandis, and the parties hereto agree that all agreements, covenants, conditions and provisos contained in the Lease except as amended herein shall be and remain unaltered and in full force and effect during the Term and any renewals thereof. The Landlord and the Tenant acknowledge and agree to perform and observe, respectively, the obligations of the Landlord and the Tenant under the Lease as amended hereby.

4.	Each of the parties shall at all times hereafter execute such further assurances with respect to this Agreement as the other party may reasonably require.

5.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

6.	This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

7.	Time is of the essence of this Assignment.

8.

This Agreement may be signed in separate counterparts and delivered by facsimile or other electronic transmission and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF the Landlord and the Tenant have executed this Agreement as of the day and year first above mentioned.

LANDLORD:

0727219 B.C. LTD.

By:
Authorized Signatory

PCI CANADA WAY LIMITED PARTNERSHIP, by its general partner, PCI CANADA WAY (GP) LTD.

By:
Authorized Signatory

TENANT:

D-WAVE SYSTEMS INC.

By:	/s/ Warren Wall
Authorized Signatory

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